UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2007 (January 12, 2007)

KREIDO BIOFUELS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-130606	20-3240178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Avenida Acaso Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 389-3499

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Kreido Biofuels, Inc. (the “Company”) hereby amends Item 9.01 of its Current Report on Form 8-K dated January 12, 2007 and filed on January 16, 2007 for the purpose of including Exhibit 16.1. The exhibit was not available to the Company at the time the Company filed the initial Form 8-K and was received by the company on June 13, 2007.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit
16.1	Letter of DeJoya Griffith & Company, LLC dated January 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

KREIDO BIOFUELS, INC.

Date: June 15, 2007

By: /s/ Philip Lichtenberger
Name: Philip Lichtenberger
Its: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
16.1	Letter of DeJoya Griffith & Company, LLC dated January 12, 2007